Energy and Power Solutions, Inc.
2007 STOCK AWARD PLAN
STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2007 Stock Award Plan shall have the same defined meanings in this Stock Option Agreement.

I.           NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:	____________________________________________
Vesting Commencement Date:	(Same as date of grant – fill in)______________________
Exercise Price per Share:	$____________________________________________
Total Number of Shares Granted:	____________________________________________
Total Exercise Price:	$____________________________________________
Type of Option:	__	Incentive Stock Option
	__	Nonstatutory Stock Option
Expiration Date: As provided in Section 3 of the Stock Option Agreement.
Vesting Schedule:  This Option shall be vested according to the following vesting schedule:

25% of the Shares subject to the Option shall vest on the first anniversary of the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider on such dates and 2.0833% monthly thereafter.

Termination Period: To the extent vested, this Option shall be exercisable during its term as provided in Section 3 of the Stock Option Agreement.
Exercise Schedule: Same as the Vesting Schedule; provided that the Option may not be exercised after the expiration of its term.

II.           STOCK OPTION AGREEMENT

1.           Grant of Option.  The Administrator of the Company hereby grants to the Optionee named in the Notice of Stock Option Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.  To the extent that Optionee holds, or will hold as a result of such exercise, capital stock constituting more than 1% or more of the Company’s outstanding capital stock (based on the Company’s outstanding capital stock, warrants, convertible securities, stock options and shares reserved for issuance under the Plan, in each case on an as-converted-to-common-stock basis), the grant of the Option is further subject to the Optionee entering into a certain voting agreement with certain of the existing shareholders of the Company (the “Voting Agreement”) attached hereto as Exhibit A, whereby, Optionee agrees to vote its Company Stock (as defined in the Voting Agreement) in the manner set forth in the Voting Agreement, and, in addition, to grant the Company an irrevocable proxy coupled with an interest, pursuant to the relevant provisions of the California Corporations Code (or, in the event the Company changes its state of incorporation, pursuant to any comparable law of the Company’s state of incorporation), to vote, or to execute and deliver written consents or otherwise act in respect of the Shares (as defined in the Voting Agreement) in the manner required therein, as fully, to the same extent and with the same effect as Optionee might or could do under applicable laws or regulations governing the rights and powers of shareholders of a corporation incorporated under the laws of the Company’s state of incorporation.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that the Option exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2.           Exercise of Option.

(a)           Right to Exercise.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)           Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit B (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.

The Option shall be deemed exercised when the Company receives (i) written or electronic delivery of an executed exercise notice (in accordance with this Option Agreement and in a form provided by the Company, including the Exercise Notice attached hereto as Exhibit B) from the Optionee (or other person entitled to exercise the Option), (ii) full payment for the Shares with respect to which the Option is exercised, (iii) payment of any required tax withholding; (iv) an executed copy of the Voting Agreement in the form attached hereto as Exhibit A, if required pursuant to Section 1 hereof and (v) any other documents required by this Option Agreement or the Exercise Notice.  Full payment may consist of any consideration and method of payment permitted by this Option Agreement.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercise of this Option in any manner shall result in a decrease in the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(c)           Legal Compliance. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company.

3.           Term.  Optionee may not exercise the Option before the commencement of its term or after its term expires.  During the term of the Option, Optionee may only exercise the Option to the extent vested.  The term of the Option commences on the Date of Grant and expires upon the earliest of the following:

(a)           With respect to the unvested portion of the Option, upon termination of your continuous service as a Service Provider;

(b)           With respect to the vested portion of the Option, ninety (90) days after the termination of your continuous service as a Service Provider for any reason other than your Disability, death or termination for cause;

(c)           With respect to the vested portion of the Option, immediately upon the termination of your continuous service as a Service Provider for “Cause,” as determined by the Administrator, in its sole discretion;

(d)           With respect to the vested portion of the Option, twelve (12) months after the termination of your continuous service as a Service Provider due to your Disability or death;

(e)           Immediately prior to the close of certain Corporate Transactions, pursuant to Section 13 of the Plan; or

(f)           The day before the tenth (10th) anniversary of the Date of Grant.

(g)           Notwithstanding the foregoing, if the Participant's continuous service as a Service Provider terminates as provided in Sections 3(b), 3(d) and 3(e), and the Participant is precluded either by federal or state securities laws from either (i) receiving the Shares upon the exercise of the Participant's Option or (ii) selling the Shares received upon the exercise of the Participant's Option, so that the Participant has less than thirty (30) days during the period from the termination of Participant's continuous service as a Service Provider to the expiration date of the Option in which the Participant would be permitted under federal or state securities laws to either exercise the Option and receive the Shares or to sell the Shares received upon the exercise of the Option, then the period for exercising this Option following the termination of Participant's continuous service as a Service Provider shall automatically be extended so that the Participant has a period of thirty (30) days in which to exercise the Participant's Option measured from the date the Company may legally issue the Shares subject to the Option to Participant and the Participant may legally sell such Shares. In no event shall the Option be exercisable after the maximum term provided for the Option. The determination of whether the Company is precluded by federal or state securities laws from issuing the Shares upon the exercise of the Option or the Participant is precluded from selling the Shares subject to the Option by federal or state securities laws shall be made by the Plan Administrator and such determination shall be final, binding and conclusive.

4.           Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)           cash or check;

(b)           consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c)           surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee for such period of time on the date of surrender that will avoid an expense for financial accounting purposes, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.  Shares from this Option may be used to pay the exercise price if (i) the Company, in its sole discretion, at the time of exercise, permits such consideration and (ii) such exercise will not increase the compensation expense for financial accounting purposes related to this Option.

5.           Optionee’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

6.           Lock-Up Period.  Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.  In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 6.  This Section 6 shall not apply to Shares registered in the public offering under the Securities Act.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

7.           Non-Transferability of Option.  Other than as set forth in the Plan, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8.           Tax Obligations.

(a)           Withholding Taxes.  Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise.  Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)           Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

9.           Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws but not the choice of law rules of California.

10.           No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	ENERGY AND POWER SOLUTIONS, INC.

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

Voting Agreement

A-1

EXHIBIT B

Energy and Power Solutions, Inc.
2007 STOCK AWARD PLAN
EXERCISE NOTICE

Energy and Power Solutions, Inc.
150 Paularino Avenue
Suite A-120
Costa Mesa, CA 92626

Attention:

1.           Exercise of Option.  Effective as of today, _____________, _____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of Energy and Power Solutions, Inc. (the “Company”) under and pursuant to the 2007 Stock Award Plan (the “Plan”) and the Stock Option Agreement dated ____________, ____ (the “Option Agreement”).

2.           Delivery of Payment and Required Documents.  Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.  In addition, Optionee delivers the Investment Representation Statement, the executed Voting Agreement in the form attached to the Option Agreement as Exhibit A and any other documents required by the Company.

3.           Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.           Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.           Transfer Restrictions; Company’s Right of First Refusal and Vested Share Repurchase Right.   Shares held upon the exercise of this Option shall not be transferable, except as otherwise provided in Section 12(a) of the Plan.  Before any Shares held by Optionee or any transferee may be sold or otherwise transferred, the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in Section 12(b) of the Plan.  In the event the Optionee ceases to be a Service Provider, the Company shall have a vested Share repurchase right as provided in Section 12(c) of the Plan.

6.           Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.           Restrictive Legends and Stop-Transfer Orders.

(a)           Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

The Securities Represented hereby have not been registered under the securities act of 1933 (the “Act”) and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until registered under the act or, in the opinion of the company counsel satisfactory to the issuer of these securities, such offer, sale or transfer, pledge or hypothecation is in compliance therewith.

The securities represented by this certificate are subject to the terms and conditions of a Voting Agreement between the registered owner hereof and certain holders of securities of the Company, and to the irrevocable proxy coupled with an interest granted thereunder, a copy of which Agreement has been deposited with the Company at its principal business office.

the shares represented by this certificate are subject to certain restrictions on sale and transfer and a right of first refusal and repurchase held by the issuer or its assignee(s) and may not be sold, assigned, transferred, encumbered or in any way disposed of except as set forth in the plan, a copy of which may be obtained at the principal office of the issuer.  Such transfer restrictions and right of first refusal are binding on transferees of these shares.

The shares represented by this certificate are subject to restrictions on transfer for a period not to exceed 180 days following the effective date of the underwritten public offering of the company’s securities and may not be sold or otherwise disposed of by the holder without consent of the company or the managing underwriter.

(b)           Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.           Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9.           Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.           Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement will continue in full force and effect.

11.           Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

OPTIONEE	ENERGY AND POWER SOLUTIONS, INC.

Signature	By

Print Name	Title

Residence Address

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:
COMPANY:	Energy and Power Solutions, Inc.
SECURITY:	Common Stock
AMOUNT:
DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)           Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c)           Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

C-1

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)           Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

______________________________________

Date: __________, ____

C-2